EXHIBIT 7

JOINT FILING AGREEMENT

December 18, 2012

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

BANK OF AMERICA CORPORATION

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Authorized Signatory

ML GLOBAL PRIVATE EQUITY FUND, L.P.

By:	MLGPE Ltd.,
its general partner

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Managing Director

MERRILL LYNCH VENTURES L.P. 2001

By:	Merrill Lynch Ventures, LLC,
its general partner

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Managing Director

ML HERTZ CO-INVESTOR, L.P.

By:	ML Hertz Co-Investor G.P., L.L.C.,
its general partner

By:	ML Global Private Equity Fund, L.P.,
as sole member

By:	MLGPE Ltd.,
its general partner

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Managing Director

MERRILL LYNCH GLOBAL PRIVATE EQUITY, INC.

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Managing Director

CMC-HERTZ PARTNERS, L.P.

By:	CMC-Hertz General Partner, L.L.C.,
its general partner

By:	/s/ Angel Morales

Name: Angel Morales
Title: Authorized Signatory

MERRILL, LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Lawrence Emerson

Name: Lawrence Emerson
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey M. Atkins

Name: Jeffrey M. Atkins
Title: Authorized Signatory